                              JANUS ADVISER SERIES
                        Janus Adviser Mid Cap Value Fund

                       Supplement Dated December 31, 2002
                     to Prospectus Dated December 31, 2002

The following information shall be added to the Subadvisers section of the
Prospectus:

"Janus Capital has agreed to take a 30% ownership stake in Perkins, a transaction that is expected to close in March, 2003."